Exhibit 10.2

July 11, 2012

Mr. John Morton
131 Stacey Lane
Grass Valley, CA  95981

Re:           Taber Mine Option Agreement - Letter of Intent (“LOI”) - Amendment No, 1

Dear Mr. Morton;

As per our discussions, this writing will be Amendment No. 1, (herein referred to as the “Amendment”) to our Taber Mine Option Agreement - Letter of Intent (“LOI”) dated November 1, 2011, as follows:

1.	The term of the Option shall be extended for an additional 12 months, for a total of 21 months from the date of original agreement.

2.	The consideration paid to the Optionor during the term of this extension to the Option shall not be credited towards any subsequent lease payments.

If you concur that this letter correctly sets forth our amended understandings, please indicate your acceptance and approval of the letter in the space provided below.

Very truly yours,

North Bay Resources Inc.

By      /s/ Perry Leopold___________
Perry Leopold, CEO
ACCEPTED AND APPROVED

By    /s/ John Morton
John Morton

Date:           7/12/12